UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

ASHLAND INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 21, 2025, the Board of Directors of Ashland Inc. (“Ashland” or the “Company”) appointed J. Kevin Willis, the Company’s Senior Vice President, Chief Financial Officer and Principal Financial Officer, to also serve as the Company’s Principal Accounting Officer, effective January 21, 2025.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting (“Annual Meeting”) of stockholders of Ashland held on January 21, 2025, a total of 43,169,160 shares of Common Stock, representing 91.50% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are described below.

Proposal 1: All of the nominees for director were elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Steven D. Bishop	40,191,939	344,620	32,078	2,600,523
Sanat Chattopadhyay	39,929,691	594,923	44,021	2,600,525
Suzan F. Harrison	39,944,317	595,052	29,267	2,600,524
Ashish K. Kulkarni	40,264,862	270,654	33,120	2,600,524
Susan L. Main	40,045,888	491,319	31,430	2,600,523
Guillermo Novo	39,860,784	675,518	32,336	2,600,522
Sergio Pedreiro	40,199,627	336,845	32,165	2,600,523
Jerome A. Peribere	34,392,323	6,143,492	32,821	2,600,524
Scott A. Tozier	40,337,749	198,863	32,028	2,600,520

Proposal 2: The appointment of Ernst & Young LLP as Ashland’s independent registered public accounting firm for fiscal 2025 was ratified by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
42,982,868	157,253	29,039	0

Proposal 3: The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
39,525,692	968,838	74,105	2,600,525

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.

Date:	January 22, 2025	By:	/s/ Robin E. Lampkin
Robin E. Lampkin Senior Vice President, General Counsel and Secretary